                                                                    Exhibit 99.2

                                  CERTIFICATION

In connection with the periodic report of 724 Solutions Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Glenn Barrett, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

        (1) the Report fully  complies  with the  requirements  of
        Section 13(a) or 15(d), as applicable,  of the Securities
        Exchange Act of 1934, and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the  periods indicated.


Date: May 9, 2003                  /s/ JOHN J. SIMS
                                   --------------------------------------------
                                   Name: Glenn Barrett
                                   Title: Chief Financial Officer